                                                              EXHIBIT 10C


                              REALLEGACY.COM, INC.


                       2000 KEY EMPLOYEE STOCK AWARD PLAN


     1. PURPOSE. The purpose of this 2000 Key Employee Stock Award Plan (the "Plan") is to motivate key personnel to produce a superior return to the shareholders of RealLegacy.com, Inc. by offering such personnel an opportunity to realize Stock appreciation, by facilitating Stock ownership, and by rewarding them for achieving a high level of corporate performance. This Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability by providing an attractive capital accumulation opportunity.

     2.   DEFINITIONS.

     2.1 The terms defined in this section are used (and capitalized) elsewhere in this Plan.
     (a) "AFFILIATE" means any corporation that is a "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Section 424(e) and (f) of the Code, or any successor provision.
     (b) "AGREEMENT" means a written contract entered into between the Company or an Affiliate and a Participant containing the terms and conditions of an Award in such form (not inconsistent with this Plan) as the Committee approves from time to time, together with all amendments thereto, which amendments may be unilaterally made by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and are not required as a matter of law.
     (c) "AWARD" means a grant made under this Plan in the form of Options, Restricted Stock, Stock, Performance Units or any other Stock-based Award.
     (d)  "BOARD" means the Board of Directors of the Company.
     (e) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.
     (f) "COMMITTEE" means two or more Directors designated by the Board to administer this Plan under Section 3 hereof. If required for grants to an Employee referred to in the last sentence of the definition of "Employee", the Committee shall be comprised of nonemployee directors (as defined in Rule 16b-3 of the Securities and Exchange Commission).
     (g) "COMPANY" means RealLegacy.com, Inc., a Minnesota corporation, or any successor to substantially all of its businesses.
     (h) "DIRECTOR" means a member of the Board of Directors of the Company or a member of the Board of Directors of Computer Technology Corporation.
     (i)  "EFFECTIVE DATE" means the date specified in Section 8.1 hereof.
     (j) "EMPLOYEE" means any employee (other than executive officers or Directors who are employees of the Company or an Affiliate). "Employee" shall also include other individuals and entities who are not "employees" of the Company or an Affiliate but who provide valuable advisory or consulting services to the Company or an Affiliate in a capacity other than as a Director. Employee shall also include any other person not previously employed by the Company or an Affiliate who is issued an Award as an inducement essential to the person's entering into an employment contract with the Company (including employment as an officer), but only if issuance of the Award would not require shareholder approval of the Plan or the Award under the rules of the NASDAQ National Market System (or other system on which the Company's or Computer Network Technology Corporations stock is then listed).
     (k)  "EVENT" means any of the following:
             (i) The acquisition by an individual, entity, or group (within the meaning of Section 13(d)(3) or l4(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Exchange Act Rule 13d-3) of 40% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the Board (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute an Event:
                      (1) any acquisition of voting securities of the Company directly from the Company,

                      (2) any acquisition of voting securities of the Company by the Company or any of its wholly owned Subsidiaries,
                      (3) any acquisition of voting securities of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries, or
                      (4) any acquisition by any corporation with respect to which, immediately following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such acquisition in substantially the same proportions as was their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;
             (ii) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest which was (or, if threatened, would have been) subject to Exchange Act Rule 14a-ll;
            (iii) Approval by the shareholders of the Company of a reorganization, merger, consolidation, or statutory exchange of Outstanding Company Voting Securities, unless immediately following such reorganization, merger, consolidation, or exchange, all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation, owned, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger, consolidation, or exchange in substantially the same proportions as was their ownership, immediately prior to such reorganization, merger, consolidation, or exchange, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or
            (iv) Approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, immediately following such sale or other disposition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as was their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.
             (v) Notwithstanding the above, an Event shall not be deemed to occur with respect to an employee if the acquisition of the 40% or greater interest referred to in subsection (i) is by a group, acting in concert, that includes that recipient or if at least 40% of the then outstanding common stock or combined voting power of the then outstanding voting securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company shall be beneficially owned, directly or indirectly, immediately after a reorganization, merger, consolidation, statutory share exchange or disposition of assets referred to in subsections (iii) or (iv) by a group, acting in concert, that includes that Participant.
            (vi) Notwithstanding the above, an Event shall not be deemed to occur upon a Spin-off.
     (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.
     (m) "FAIR MARKET VALUE" as of any date means, unless otherwise expressly provided in this Plan:
             (i) the closing sale price of a Share on the date immediately preceding that date or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale occurred of Shares on the National Association of Securities Dealers, Inc. Automated Quotations National Market System ("NMS"), or

`
              (ii)if the Shares are not quoted on the NMS, what the Committee determines in good faith to be 100% of the fair market value of a Share on that date.

     Provided, however, if the NMS has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, whether the grant of an Award, the exercise of an Option or otherwise, all references in this Section 2.1(m) to the "date immediately preceding that date" shall be deemed to be references to "that date." In the case of an Incentive Stock Option, if such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 12 hereof.

    (n) "FUNDAMENTAL CHANGE" means a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

    (o) "INCENTIVE STOCK OPTION" means any Option designated as such and granted in accordance with the requirements of Code Section 422 or any successor to said section.
    (p) "NON-QUALIFIED STOCK OPTION" means an Option other than an Incentive Stock Option.
    (q)  "OPTION" means a right to purchase Stock, including both
Non-Qualified Stock Options and Incentive Stock Options.
    (r) "PERFORMANCE CYCLE" means the period of time as specified in an Agreement over which Performance Units are to be earned.
    (s)  "PERFORMANCE UNITS" means an Award made under Section 7.2 hereof.
    (t) "PLAN" means this 2000 Key Employee Stock Award Plan, as amended from time to time.
    (u) "RESTRICTED STOCK" means Stock granted under Plan Section 7.3 so long as such Stock remains subject to one or more restrictions.
    (v) "RETIREMENT" of an Employee means termination of employment with the Company or an Affiliate on or after the date the Employee attains age 55.
    (w)  "SHARE" means a share of Stock.
    (x) "SPIN-OFF" means a spin-off of 80% or more of the common equity of the Company to shareholders of Computer Network Technology Corporation (or any successor thereof) in a transaction under Section 355 of the Code.
    (y) "STOCK" means the common stock, $.01 par value per share (as such par value may be adjusted from time to time), of the Company.
    (z) "SUBSIDIARY" means a "subsidiary corporation," as that term is defined in Section 424(f) of the Code, or any successor provision.
    (aa) "SUCCESSOR" means the legal representative of the estate of a deceased Participant or the person or persons who may, by bequest or inheritance, or under the terms of an Award or of forms submitted by the Participant to the Committee under Section 16 hereof, acquire the right to exercise an Option or receive cash or Shares issuable in satisfaction of an Award in the event of an employee's death.
    (bb) "TERM" means the period during which an Option may be exercised or the period during which the restrictions or terms and conditions placed on Restricted Stock are in effect.
    (cc ) "TRANSFEREE" means any member of the Participant's immediate family (i.e., his or her children, step-children, grandchildren and spouse) or one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners.
     2.2 NUMBER. Except when otherwise indicated by context, any term used in the singular shall also include the plural.

     3.   ADMINISTRATION.
     3.1 AUTHORITY OF COMMITTEE The Committee shall administer this Plan (unless action by the Board of Directors of Computer Network technology Corporation or of the Company is necessary to comply with Rule 16b-3 of the Securities and Exchange Commission). The Committee may delegate all or any portion of its authority under this Plan to the chief executive officer of the Company or persons who are not Directors solely for purposes of determining and administering Awards to Employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act. The Committee shall have exclusive power to make Awards, to determine when and to whom Awards will be granted, the form of each Award, the amount of each Award, and any other terms or conditions of each Award. Each Award shall be subject to an Agreement authorized by the Committee. The Committee's interpretation of this Plan and of any Awards made under this Plan shall be final and binding on all persons. The Committee shall have the power to establish regulations to administer this Plan and to change such regulations.
     3.2 INDEMNIFICATION. To the full extent permitted by law, (a) no member of the Board or of the Committee or any person to whom the Committee delegates authority under this Plan shall be liable for any action or determination taken or made in good faith with respect to this Plan or any Award made under this Plan and (b) the members of the Board and of the Committee and each person to whom the Committee delegates authority under this Plan shall be entitled to indemnification by the Company with regard to such actions and determinations.

     4. SHARES AVAILABLE UNDER THIS PLAN. The number of Shares available for distribution under this Plan shall not exceed 3,500,000 (subject to adjustment as provided in this Section 4 and under Section 12 hereof). Any Shares subject to the terms and conditions of an Award under this Plan that are not used because the terms and conditions of the Award are not met may again be used for an Award under this Plan. In addition, if, in accordance with this Plan, an employee uses shares of Common Stock of the Company to (i) pay a purchase or exercise price, including an Option exercise price, or (ii) satisfy tax withholdings, only the number of shares issued net of the shares tendered in payment of such purchase or exercise price and tax withholdings shall be deemed to be issued for purposes of determining the maximum number of Shares available under the Plan. Further, the maximum number of Shares available for distribution under this Plan shall be increased to take into account any Awards granted under
Section 18 of this Plan.

     5. ELIGIBILITY. Awards may be granted under this Plan to Employees, and such Awards shall have the terms and conditions specified in Sections 6 and 7 hereof and elsewhere in this Plan. The granting of Awards to Employees is solely at the discretion of the Committee. Employees receiving Awards under the Plan are referred to herein as "Participants".

     6.  GENERAL TERMS OF AWARDS.

     6.1 AMOUNT OF AWARD. Each Agreement with an Employee shall set forth the number of Shares to which the Option subject to such Agreement applies or the number of Shares of Restricted Stock, Stock, Performance Units subject to such Agreement, as the case may be.

     6.2 TERM. Each Agreement, other than those relating solely to Awards of Shares without restrictions, shall set forth the Term of the Option or Restricted Stock or the Performance Cycle for the Performance Units, as the case may be. An Agreement may permit an acceleration of the expiration of the applicable Term upon such terms and conditions as shall be set forth in the Agreement, which may, but need not, include without limitation acceleration resulting from the occurrence of an Event or in the event of the Employee's death or Retirement. Acceleration of the Performance Cycle of Performance Units shall be subject to Section 7.2(b) hereof.

     6.3 AGREEMENTS. Each Award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such Award, in addition to the terms and conditions specified in this Plan.

     6.4 TRANSFERABILITY. Except as provided in this Section 6.4, during the lifetime of an employee to whom an Award is granted, only that Participant (or that Participant's legal representative) may exercise an Option or receive payment with respect to Performance Units or any other Award. No Award of Restricted Stock (prior to the expiration of the restrictions), Options or Performance Units or other Award may be sold, assigned, transferred, exchanged or otherwise encumbered other than pursuant to a domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act ("ERISA") or the rules thereunder; any attempted transfer in violation of this
Section 6.4 shall be of no effect. Notwithstanding the immediately preceding sentence, the Committee, in an Agreement or otherwise at its discretion, may provide (i) that the Award subject to the Agreement shall be transferable to a Successor in the event of an employee's death, or (ii) that the Award (other than Incentive Stock Options) may be transferable to a Transferee if the Participant receives no consideration for the transfer. Any Award held by a Transferee shall continue to be subject to the same terms and conditions that were applicable to such Award immediately prior to its transfer. By way of example and not limitation, (i) an Option may be exercised by a Transferee as and to the extent that such Option has become exercisable and has not terminated in accordance with the provisions of the Plan and the applicable Agreement and
(ii) for purposes of any provision of this Plan relating to notice to an optionee or to vesting or termination of an Option upon the death, disability or termination of employment of an optionee, the references to "optionee" shall mean the original grantee of an option and not any Transferee. All transfers shall also comply with Section 22 hereof.

     7.       TERMS AND CONDITIONS OF SPECIFIC AWARDS.

     7.1      STOCK OPTIONS.
     (a) TERMS OF ALL OPTIONS. Each Option shall be granted as either an Incentive Stock Option or a Non-Qualified Stock Option. Only Non-Qualified Stock Options may be granted to Employees who are not employees of the Company or an Affiliate but who provide services to the Company or an Affiliate in the capacity of an advisor or consultant. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the Agreement, but shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted (110% of the Fair Market Value, in the case of an Incentive Stock Option granted to any 10% shareholder of the Company). The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, provided that to the extent permitted by law, the Agreement may permit some or all Participants simultaneously to exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale as payment of the purchase price of such Shares. The purchase price may be payable in cash, in Stock having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Stock being purchased pursuant to the Option, or a combination thereof as determined by the Committee and provided in the Agreement. Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after its expiration date. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated. The number of Shares for which any Employee may be granted Options in any one calendar year shall not exceed 500,000. The Committee may provide, in an Agreement or otherwise, that an employee who exercises an Option and pays the Option price in whole or in part with Shares then owned by the Participant will be entitled to receive another Option covering the same number of shares tendered and with a price of no less than Fair Market Value on the date of grant of such additional Option ("Reload Option").
     (b) INCENTIVE STOCK OPTIONS. In addition to the other terms and conditions applicable to all Options:

          (i) the maximum number of shares that may be covered with respect to incentive stock options is 3,500,000.
          (ii) the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under this Plan and all other incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option;
          (iii) an Incentive Stock Option shall not be exercisable more than 10 years after the date of grant (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option; and
          (iv) the Agreement covering an Incentive Stock Option shall contain such other terms and provisions which the Committee determines necessary to qualify such Option as an Incentive Stock Option.
     7.2      PERFORMANCE UNITS.
     (a) INITIAL AWARD. An Award of Performance Units shall entitle such Participant (or a Successor) to future payments of cash, Stock, or a combination of cash and Stock, as determined by the Committee and provided in the Agreement, based upon the achievement of performance targets established by the Committee. Such performance targets may, but need not, include without limitation targets relating to one or more of corporate, group, unit, Affiliate, or individual performance. The Agreement may establish that a portion of a full or maximum amount of an employee's Award will be paid for performance which exceeds the minimum target but falls below the maximum target applicable to such Award. The Agreement shall also provide for the timing of such payment. Following the conclusion or acceleration of each Performance Cycle, the Committee shall determine the extent to which (i) performance targets have been attained, (ii) any other terms and conditions with respect to an Award relating to such Performance Cycle have been satisfied, and (iii) payment is due with respect to an Award of Performance Units. The maximum payment that can be made for awards granted to any one individual shall be $1,000,000 for any single or combined performance goals established for a specified performance period.
     (b) ACCELERATION AND ADJUSTMENT. The Agreement may permit an acceleration of the Performance Cycle and an adjustment of performance targets and payments with respect to some or all of the Performance Units awarded to an employee upon such terms and conditions as shall be set forth in the Agreement, upon the occurrence of certain events, which may, but need not include without limitation an Event, a Fundamental Change, the Participant's death or Retirement or, with respect to payments in Stock with respect to Performance Units, a reclassification, stock dividend, stock split, or stock combination as provided in Section 12 hereof.
     7.3  RESTRICTED STOCK AWARDS
     (a) The Committee is authorized to grant, either alone or in conjunction with other Awards, stock and stock-based Awards. The Committee shall determine the persons to whom such Awards are made, the timing and amount of such Awards, and all other terms and conditions. Company Common Stock granted to recipients may be unrestricted or may contain such restrictions, including provisions requiring forfeiture and imposing restrictions upon stock transfer, as the Committee may determine. Unless forfeited, the recipient of restricted Common Stock will have all other rights of a shareholder, including without limitation, voting and dividend rights. No more than 500,000 shares in the form of restricted stock and stock shall be issued under the Stock Award Plan.
     (b) An Award of Restricted Stock under the Plan shall consist of Shares subject to restrictions on transfer and conditions of forfeiture, which restrictions and conditions shall be included in the applicable Agreement. The Committee may provide for the lapse or waiver of any such restriction or condition based on such factors or criteria as the Committee, in its sole discretion, may determine.
     (c) Except as otherwise provided in the applicable Agreement, each Stock certificate issued with respect to an Award of Restricted Stock shall either be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, or bear such legends with respect to the restricted nature of the Restricted Stock evidenced thereby as shall be provided for in the applicable Agreement.
     (d) The Agreement shall describe the terms and conditions by which the restrictions and conditions of forfeiture upon awarded Restricted Stock shall lapse. Upon the lapse of the restrictions and conditions, Shares free of restrictive legends, if any, relating to such restrictions shall be issued to the Participant or a Successor or Transferee.
     (e) An employee or a Successor or Transferee with a Restricted Stock Award shall have all the other rights of a shareholder including, but not limited to, the right to receive dividends and the right to vote the Shares of Restricted Stock.
     7.4 OTHER AWARDS. The Committee may from time to time grant Stock and other Awards under the Plan including without limitations those Awards pursuant to which Shares are or may in the future be acquired, Awards denominated in Stock units, securities convertible into Stock and Phantom securities. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. The Committee may, at its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions that are consistent with the terms and conditions of the Award to which the Shares relate. Furthermore, the Committee may use stock available under this Plan as payment for compensation, grants or rights and earned or due under any other compensation plans or arrangements of the Company. No more than 500,000 shares in the form of restricted stock and stock shall be issued under the Stock Award Plan.

     8.   EFFECTIVE DATE OF THIS PLAN.

     8.1 EFFECTIVE DATE. This Plan shall become effective as of February 1, 2000, the effective date of adoption of this Plan by the Board.

     8.2 DURATION OF THIS PLAN. This Plan shall remain in effect until all Stock subject to it shall be distributed or all Awards have expired or lapsed, whichever is latest to occur, or this Plan is terminated pursuant to Section 11 hereof. No Award of an Incentive Stock Option shall be made more than 10 years after the effective date (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option. The date and time of approval by the Committee of the granting of an Award (or such other time as the Committee shall designate) shall be considered the date and time at which such Award is made or granted, notwithstanding the date of any Agreement with respect to such Award.

     9. RIGHT TO TERMINATE EMPLOYMENT. Nothing in this Plan or in any Agreement shall confer upon any Employee the right to continue in the employment of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate the employment of the Employee with or without cause.

     10. TAX WITHHOLDING. The Company may withhold from any cash payment under this Plan to an employee or other person (including a Successor or a Transferee) an amount sufficient to cover any required withholding taxes. The Company shall have the right to require an employee or other person receiving Stock under this Plan to pay to the Company a cash amount sufficient to cover any required withholding taxes. In lieu of all or any part of such a cash payment from a person receiving Stock under this Plan, the Committee may permit the individual to elect to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the individual's full FICA and federal, state, and local income tax with respect to income arising from payment of the Award, through a reduction of the number of Shares delivered to such individual or a subsequent return to the Company of Shares held by the Employee or other person, in each case valued in the same manner as used in computing the withholding taxes under the applicable laws.

     11. AMENDMENT, MODIFICATION AND TERMINATION OF THIS PLAN.
     (a) The Board may at any time and from time to time terminate, suspend or modify the Plan. Except as limited in (b) below, the Committee may at any time alter or amend any or all Agreements under the Plan to the extent permitted by law. However, no such action may, without further approval of the shareholders of the Company, be effective if such approval is required in order that the Plan conform to the requirements of Code Section 422.
     (b) No termination, suspension, or modification of the Plan will materially and adversely affect any right acquired by any Participant or Successor or Transferee under an Award granted before the date of termination, suspension, or modification, unless otherwise agreed to by the Participant in the Agreement or otherwise, or required as a matter of law; but it will be conclusively presumed that any adjustment for changes in capitalization provided for in Plan Sections
7.2 or 12 does not adversely affect these rights.

     12. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. Appropriate adjustments in the aggregate number and type of Shares available for Awards under this Plan and in the number and type of Shares and amount of cash subject to Awards then outstanding, in the Option price as to any outstanding Options and, subject to
Section 7.2(b) hereof, in outstanding Performance Units and payments with respect to outstanding Performance Units may be made by the Committee in its sole discretion to give effect to adjustments made in the number or type of Shares of the Company through a Fundamental Change (subject to Section 13 hereof), recapitalization, reclassification, stock dividend, stock split, stock combination, or other relevant change, provided that fractional Shares shall be rounded to the nearest whole share.

     13. FUNDAMENTAL CHANGE. In the event of a proposed Fundamental Change which occurs after a Spin-off: (a) involving a merger, consolidation, or statutory share exchange, unless appropriate provision shall be made for the protection of the outstanding Options by the substitution of options and appropriate voting common stock of the corporation surviving any such merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation, to be issuable upon the exercise of options in lieu of Options and capital stock of the Company, or (b) involving the dissolution or liquidation of the Company, the Committee shall declare, at least 20 days prior to the occurrence of the Fundamental Change, and provide written notice to each holder of an Option of the declaration, that each outstanding Option, whether or not then exercisable, shall be canceled at the time of, or immediately prior to the occurrence of the Fundamental Change in exchange for payment to each holder of an Option, within ten days after the Fundamental Change, of cash equal to the amount, if any, for each Share covered by the canceled Option, by which the Fair Market Value (as defined in this Section) per

Share exceeds the exercise price per Share covered by such Option. At the time of the declaration provided for in the immediately preceding sentence, each Option shall immediately become exercisable in full and each person holding an Option shall have the right, during the period preceding the time of cancellation of the Option, to exercise the Option as to all or any part of the Shares covered thereby; provided, however, that if such Fundamental Change does not become effective, then the declaration pursuant to this Section 13(b) shall be rescinded, the acceleration of the exercisability of the Option pursuant to this Section 13(b) shall be void, and the Option shall be exercisable in accordance with its terms. In the event of a declaration pursuant to this
Section 13, each outstanding Option that shall not have been exercised prior to the Fundamental Change shall be canceled at the time of, or immediately prior to, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, no person holding an Option shall be entitled to the payment provided for in this Section 13 if such Option shall have expired pursuant to an Agreement. For purposes of this Section only, "Fair Market Value" per Share means the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Fundamental Change, notwithstanding anything to the contrary provided in this Plan.

     14. UNFUNDED PLAN. This Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan.

     15. OTHER BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by an employee under an Award shall not be deemed a part of an employee's regular, recurring compensation for purposes of any termination, indemnity, or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract, or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract, or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

     16. BENEFICIARY UPON EMPLOYEE'S DEATH. To the extent that the transfer of an employee's Award at death is permitted under an Agreement, (a) an employee's Award shall be transferable to the beneficiary, if any, designated on forms prescribed by and filed with the Committee and (b) upon the death of the Employee, such beneficiary shall succeed to the rights of the Employee to the extent permitted by law and this Plan. If no such designation of a beneficiary has been made, the Participant's legal representative shall succeed to the Awards, which shall be transferable by will or pursuant to laws of descent and distribution to the extent permitted under an Agreement.

     17. CORPORATE MERGERS, ACQUISITIONS, ETC. The Committee may also grant Options, Restricted Stock or other Awards under the Plan having terms, conditions and provisions that vary from those specified in this Plan provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, restricted stock or other awards granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a subsidiary is a party.

     18. DEFERRALS AND SETTLEMENTS. The Committee may require or permit Employees to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

     19. GOVERNING LAW. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of Minnesota and construed accordingly.

     20. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.


     21.  RIGHT OF FIRST REFUSAL.


     (a) If at any time prior to the consummation of a Spin-off by the Company, the Participant proposes to sell, transfer, assign, pledge, hypothecate, gift or otherwise dispose of any shares or other securities acquired upon the exercise of an Option or upon the vesting of Restricted Stock (the "Transfer Shares") to any person or entity (other than a member of Participant's immediate family or a trust or other estate planning vehicle for the benefit of Participant or a member of Participant's immediate family), the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this paragraph (the "Right of First Refusal").


     (b) Prior to any proposed transfer of the Transfer Shares, the Participant shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "Proposed Transferee") and, if the transfer is voluntary, the proposed transfer price and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the Fair Market Value of the Transfer Shares as determined by the Company in good faith. In the event the Participant proposes to transfer any shares acquired upon the exercise of the Option to more than one Proposed Transferee, the Participant shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Participant and the Proposed Transferee and shall constitute a binding commitment of the Participant and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Company's Right of First Refusal.


     (c) In the event that the Company shall determine that the information provided by the Participant in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Participant written notice of the Participant's failure to comply with the procedure described in this paragraph and the Participant shall have no right to transfer the Transfer Shares without first complying with the procedures described in this paragraph. The Participant shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

        (c) In the event the proposed transfer is deemed to be bona fide, the Company shall have the right to purchase a1l or a portion of the Transfer Shares at the lower of purchase price set forth in the Transfer Notice or Fair Market Value by delivery to the Participant of a notice of exercise of the Right of First Refusal within thirty
            (30) days after the date the Transfer Notice is delivered to the Company. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company's ability to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Participant or issued by a person other than the Participant with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Participant shall thereupon consummate the sale of the Transfer Shares to the Company payable in the manner within sixty (60) days after the date of the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee). The purchase price for the Transfer Shares shall be payable by the Company at its discretion in full at the closing or through a promissory note payable in 24 equal monthly installments bearing interest at the mid-term Applicable Federal Rate, or a combination thereof In the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the value of such consideration shall be its cash equivalent as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Participant shall be treated as payment to the Participant in cash to the extent of the unpaid principal and any accrued interest canceled.


     (e) If the Company falls to exercise the Right of First Refusal in full within the period specified above, the Participant may consummate a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than one hundred twenty (120) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Participant and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice, No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Participant, shall again be subject to the Right of First Refusal and shall require compliance by the Participant with the procedure described in this paragraph.


     (f) All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interests subject to the provisions of this paragraph providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option or upon the vesting of Restricted Stock shall be void unless the provisions of this paragraph are met.


     (g) The Company shall have the right to assign the Right of First Refusal at any time, whether or not the Participant has attempted a transfer, to one or more persons as may be selected by the Company.


     22. Legends. The Company may at any time place legends referencing the Right of First Refusal and any applicable federal or state securities law restrictions on all certificates representing shares of Stock underlying an Award. Participants shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to Award in the possession of the Participant in order to effectuate the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:


         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.


         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL IN FAVOR OF THE ISSUER OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER.


     23. LOCK-UP AGREEMENT IN CONNECTION WITH PUBLIC OFFERING. Unless otherwise determined by the Committee or any person administering the Plan pursuant to Section 3.1, at or after the grant of an Award, the holder of shares of Stock issued pursuant to the Plan may not sell, make short sale of, loan, grant any options for the purchase of or otherwise dispose of any such shares without the prior written consent of the Company or the underwriters managing any public offering of the Company's Stock for a period of 180 days from the effective date of the registration statement covering any public offering.

     24. PARTICIPATION BY FOREIGN NATIONALS. The Committee or any person administering the Plan pursuant to Section 3.1, in order to fulfill the purposes of the Plan and without amending the Plan, may modify grants to foreign national or United States citizens employed abroad in order to recognize differences in local law, tax policy or custom.